SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     -------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------

Following is the text of additional presentation materials delivered to ICN Pharmaceuticals, Inc. stockholders on or about May 9, 2002:








[LOGO - ICN]       ICN PHARMACEUTICALS, INC.


                   MAY 2002

FORWARD LOOKING STATEMENTS
------------------------------------------------------------------------------
THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995:

o Except for the historical information herein, the matters discussed in this presentation include forward-looking statements that may involve a number of risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, obtaining and maintaining regulatory approval processes, market acceptance of, and continuing demand for ICN pharmaceuticals' products and other risks detailed from time to time in the Company's Securities and Exchange Commission filings

PROMISES KEPT
-----------------------------------------------------------------------------

RESTRUCTURING HISTORY
------------------------------------------------------------------------------

o  The restructuring was ALWAYS ICN's and UBS's idea; no one else had it.

o  It was ALWAYS designed to unlock value for shareholders.

o  The restructuring is a complicated process that cannot be rushed.

o  The timing has been SOLELY impacted by market conditions.

RESTRUCTURING OVERVIEW
------------------------------------------------------------------------------

o  Initiatives to unlock significant shareholder value

                        Biotechnology           Ribapharm

                                                   -  RNA listed on NYSE
                                                      on April 12, 2002

                                                   -  IPO Completed

                                                   -  tax-free
                                                      spin-off in 2002

                          Specialty
ICN Pharmaceuticals    Pharmaceuticals          ICN Americas
                          Americas

                          Specialty
                       Pharmaceuticals          ICN International
                           Europe

                                                o  IPO Prospectus filed

RESTRUCTURING PROGRESS
------------------------------------------------------------------------------

o  Ribapharm IPO completed - raised nearly $300 million in 20% interest.

o  Second largest biotech IPO EVER.

o  Debt repurchase completed.

o  Request for tax-free treatment filed with the IRS.

o Spin off or distribution of remaining interenst in Ribapharm as soon as IRS approves.

RESTRUCTURING STEPS
------------------------------------------------------------------------------

                                                        Tax Free
                                                Distribution & Spin-off
                                                    of Rebapharm

                                        Ribapharm IPO    ICN International IPO

                                    Retire Remaining
                                           Debt

                                Retire Partial Debt

                            Convertible Offering

                        Filed Prospectus for
                          ICN International

                    S-1 Filed for
                     Ribapharm

            Announced                           UNLOCKING EQUITY VALUE
          Restructuring
         Reorganization of
       Business Operations
        Into Three Distinct
           Businesses

INTERNATIONAL SPIN-OFF - FACT VS. FICTION
------------------------------------------------------------------------------

o  Committed to the international IPO.

o  European market conditions do not exist for this transaction.

o  International IPO scheduled in early 2003 or sooner.

SG&A COST CONTROLS
------------------------------------------------------------------------------

o  SG&A expenses in line with pharmaceutical industry

o  Attributed to cost of business:

   - Acquisitions
   - Increased investment in specialty business, esp. photonics

o  Target expense reduction from 8.5% to 7% post-proxy through:

   - Legal                      - New hire freeze
   - IR/PR expenses             - Redundancy reduction
   - Centralization/RNA shift   - Tighten vendor controls

RESTRUCTURING - FACT VS. FICTION
------------------------------------------------------------------------------

o ICN has DELIVERED on its promise to restructure the company with tangible results.

o To have done so when market conditions were not conducive would have been DESTRUCTIVE to shareholder value.

o  The results point to management's patience, wisdom and experience.

o Opposition suggestion that a restructuring should have been done sooner points to their lack of experience and the danger to shareholders of electing their slate.

GOVERNANCE
------------------------------------------------------------------------------

o  ICN has had a long history of dependable corporate governance.

o Corporate governance provisions adopted that codify what ICN has practiced all along.

o Nominating committee established that it is comprised solely of independent directors.

   - Membership
   - Process

o CEO succession process established that will result in a timely and orderly change in leadership.

                         - CANDIDATE INTERVIEWS
                         - NOMINEE QUALIFICATIONS

BOARD INDEPENDENCE
------------------------------------------------------------------------------

o  ICN's board has ALWAYS been comprised of independent directors.

o  Since ICN's founding, 39 out of 42 directors have been non-insiders.

o  As of May 29, 2002, five elected within the last year:

    -  Three as shareholder candidates
    -  Two as qualified by nominating committee
        - Roderick Hills
        - Barry Cohen
        - Gen. Ronald Fogleman
        - Ed Burkhardt
        - Steven Lee

SUCCESSION PLANNING
------------------------------------------------------------------------------

o  Plan for succession process presented to Board

o  Search committee formed consisting of the following directors:
   - Hills, Fogleman, Barker

o  Retained Korn Ferry International

o  The committee will perform search function in orderly and timely fashion

OPPOSITION - NO STRATEGY
------------------------------------------------------------------------------

o Opposition has NEVER articulated a strategy or objective for ICN shareholders - EVER.

o  They have NO experience managing a global pharmaceutical company.

o  They have NO scientific knowledge needed for continued innovations.

o They are very recent shareholders who have executed at least 195 trades, including 62 sales.

SUBSTANTIAL RISK TO SHAREHOLDERS
------------------------------------------------------------------------------

o  There is ENORMOUS RISK to shareholders in siding with the opposition.

o  They have NO track record, NO experience and NO strategy.

o  ICN management has CONSISTENTLY delivered on its promises.

o  A VOTE FOR THE OPPOSITION PLACES YOUR INVESTMENT IN ICN AT SUBSTANTIAL
   RISK.

FINANCIALS
-----------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS REVENUES 1
-----------------------------------------------------------------------------

1995 - 2001 CAGR: +18%

[BAR GRAPH OMITTED]

1995-273 $mm
1996-347 $mm
1997-527 $mm
1998-659 $mm
1999-639 $mm
2000-645 $mm
2001-721 $mm

1  Excludes ICN Yugoslavia

SPECIALITY PHARMACEUTICALS EBITDA 1
-----------------------------------------------------------------------------

1995 - 2001 CAGR: +15%

[BAR GRAPH OMITTED]

1995-66  $mm
1996-68  $mm
1997-103 $mm
1998-148 $mm
1999-166 $mm
2000-117 $mm
2001-151 $mm

1  Excludes ICN Yugoslavia

FINANCIAL POSITION
------------------------------------------------------------------------------

SELECTED CONSOLIDATED BALANCE SHEET DATA

                                   DECEMBER 31,            DECEMBER 31,
(US$mm)                               2000                    2001
-------------------------------------------------------------------------

Cash                                  155.6                   327.6

Total Assets                        1,477.1                 1,754.4

Senior Debt                           496.9                   191.2*

Convertible Debt                          -                   525.0

Total Debt                            510.8                   740.7

Total Stockholders Equity             757.2                   810.7
-------------------------------------------------------------------------

CREDIT STATISTICS

                                      2000                    2001
-------------------------------------------------------------------------

Total Debt/EBITDA                     1.86x                   2.80x

EBITDA/Interest                       4.56x                   4.73x

Total Debt/Total Book Cap.              40%                     48%
-------------------------------------------------------------------------

*  paid off in April

Q1 CONSOLIDATED RESULTS FINANCIAL PERFORMANCE
-----------------------------------------------------------------------------

                                        Q1 02          Q1 01          %CHG.
                                        -----          -----          -----
Revenues                               $246M R         $199M            23
Royalties                                57M R           28M           103
REVENUES - SPECIALTY PHARMA             189M            171M            10
Operating income                         66M R           41M            60
Net Interest                             13M             11M            22
Translation                               2M             .4M            nm
Provision for income taxes               20M              9M           119
Net Income*                              30M R           21M            43
Cumulative effect                         4M              --            nm
Net Income                               34M R           21M            62
EPS (diluted)-income                    0.36 R          0.26            38
  Cumulative efect                      0.04              --
  Net Income                            0.40 R          0.26            54


*  Before Cumulative Effect of Accounting Change

Q1 2002 KEY MESSAGES
-----------------------------------------------------------------------------

o    Record revenue for First Quarter 2002
     -------------------------------------

o    Record Gross Margin - 62%
     -------------------------

o    Record royalties in 1Q' 02
     --------------------------

o    Record operating income in 1Q'02
     --------------------------------

o    Record pre-tax income
     ---------------------

     -  Spec.Pharma -- Increased sales in all regions
     -  Improved Gross Margin from 59% to 62%
        > Better manufacturing utilization and cost reductions
        > Improved supply chain function due to transfer of manufacturing of acquired products to our own facilities

o Provision for Taxes -- We are generating more income in higher tax jurisdictions, such as North America. Royalties are taxed at the full U.S. rate

o    S, G & A (in $M):

         S,G & A expenses as reported           92
         One time charges:
           Ribapharm charges/allocation          2
           Legal expense                         3
           Stock comp. Charges                   3
           Debt repurchase expenses              1
           Other non-recurring charges           2
           IR/PR expenses                        2
                                               ----
           S, G & A expenses
           without one-time charges             79

                                                84

         Product Sales                         189

           S, G & A % of sales                 42%

SPECIALTY PHARMACEUTICALS
------------------------------------------------------------------------------

SPECIALTY PHARMA INVESTMENT HIGHLIGHTS
------------------------------------------------------------------------------

o  High margin specialty business in Americas

    - Record of historical growth in Latin America since 1970
    - Consistent new product flow in pharmaceuticals
    - New growth platform in vast cosmetic dermatology market

o  One of the largest specialty pharmaceutical businesses in Europe

    - 57% of international revenues from Western Europe
    - New product pipeline

SPECIALTY PHARMACEUTICALS REVENUES
------------------------------------------------------------------------------

SPECIALITY PHARMA REVENUES ANNUAL GROWTH 12% [BAR GRAPH OMITTED]

ICN International Annual Growth 6%

2000    $338mm          50%
2001    $359mm          of specialty
                        pharma revenues

ICN Americas Annual Growth 18%

2000    $307mm          50%
2001    $362mm          of specialty
                        pharma revenues
2000    $645mm
2001    $721mm

SPECIALTY PHARMACEUTICALS OPERATING INCOME*
-----------------------------------------------------------------------------

SPECIALTY PHARMA OPERATING INCOME ANNUAL GROWTH 35% [BAR GRAPH OMITTED]

ICN International Annual Growth 114%

2000    $12mm           22%
2001    $26mm           of specialty
                        pharma 0I

ICN Americas Annual Growth 24%

2000    $94mm
2001    $117mm          78%
                        of specialty
                        pharma OI
2000    $105mm
2001    $142mm

*  Before corporate charges

SPECIALTY PHARMACEUTICALS EBITDA*
------------------------------------------------------------------------------

SPECIALTY PHARMA EBITDA ANNUAL GROWTH 26% [BAR GRAPH OMITTED]

ICN International Annual Growth 32%

2000    $41mm           30%
2001    $54mm           of specialty
                        pharma EBITDA

ICN Americas Annual Growth 24%

2000    $121mm          70%
2001    $150mm          of specialty
                        pharma EBITDA

2000    $162mm
2001    $204mm

*Before corporate charges

SPECIALTY PHARMA REVENUES
Q1 2002 vs. 2001
------------------------------------------------------------------------------

                                Q1 2002         Q1 2001         % CHANGE
                                -------         -------         --------
AMERICAS                       $92,211          $83,849            10%
                               --------         -------         --------
INTERNATIONAL                   96,450           87,570            10%
                               --------         -------         --------
TOTAL SPECIALTY                188,661          171,419            10%

SPECIALTY PHARMA OPERATING INCOME
Q1 2002 VS. 2001
------------------------------------------------------------------------------

                                Q1 2002         Q1 2001         % CHANGE
                                -------         -------         --------
AMERICAS                         $27,6            $28,6            -4%
                               --------         -------         --------
INTERNATIONAL                      9,0              3,4           166%
                               --------         -------         --------
TOTAL                             36,6             32,0            14%

*  Before corporate charges

SPECIALTY PHARMA EBITDA
Q1 2002 VS. 2001
------------------------------------------------------------------------------

                                Q1 2002         Q1 2001            %
                                Actual           Actual         CHANGE
                                -------         -------         -------
AMERICAS                         $34,4           $36,4            -5%
                               --------         -------         -------
INTERNATIONAL                     18,3            11,4            60%
                               --------         -------         -------
TOTAL                             52,7            47,8            10%

*Before corporate charges

SPECIALTY PHARMACEUTICALS INTERNATIONAL
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS INTERNATIONAL - OVERVIEW
------------------------------------------------------------------------------

                                           2001 Revenue:  US$359mm
o  466 ethical products                    2001 EBITDA:   US$54mm*

o  266 OTC products

o  A broad product portfolio with
   increasing focus on:

   -  central nervous system

   -  anti-infective / anti-virals          [PIE CHART OMITTED]

   -  dermatology                               Export
                                                (AAA)
   -  alimentary tract and metabolism            14%

   -  oncology                                 Eastern
                                                Europe
o  2,100+ sales and marketing staff               29%

                                               Western
                                                Europe
*  before corporate allocations                  57%

SPECIALTY PHARMACEUTICALS AMERICAS
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS AMERICAS -
OVERVIEW
-----------------------------------------------------------------------------



o  High-margined product portfolio        2001 Revenue:  US$362mm

o  Increasing investment in sales         2001 EBITDA:   US$150mm*
   and marketing

o  Significant expansion in
   dermatology

o  consistent new product flow            [PIE CHART OMITTED]
                                          Latin America         35%
                                          North America         65%


*  before corporate allocations

SPECIALTY PHARMACEUTICALS AMERICAS -
GEOGRAPHIC SALES
-----------------------------------------------------------------------------



YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

Brazil          $6mm
Argentina       $15mm
Mexico          $107mm
Canada          $24mm
United States   $210mm

                $362mm

SPECIALTY PHARMACEUTICALS AMERICAS -
REVENUE MIX [PIE CHART OMITTED]
-----------------------------------------------------------------------------

Biomedical

2000    $59mm
2001    $60mm

Ethical Pharma

2000    $248mm
2001    $269mm

Photonics

2000    $33mm

2000    $307mm
2001    $362mm

THERAPEUTIC MIX - NORTH AMERICA PRODUCT SALES*
-----------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

HRT             8%
Neurology       14%
Dermatology     60%
Other           18%

                $155mm

                        *Excluding Biomedicals

TOP TEN PRODUCTS - SALES SUMMARY*
-----------------------------------------------------------------------------



                                   2000 Sales      2001 Sales        Gross
 Product             Category        (US$mm)          (US$mm)        Margin
 -------             --------        --------         -------        ------

Efudex          Dermatologic            32.4            41.4            93%

Bedoyecta       Vitamin                 25.5            25.3            71%

Mestinon        Myasthenia Gravis       18.1            24.3            85%

NLite           Dermatologic Laser        na            19.0            64%

Kinerase        Dermatologic            12.6            12.1            86%

GlyQuin         Dermatologic             1.7             9.8            84%

Virazole        Antiviral               11.7             9.8            94%

Oxsoralen       Dermatologic             6.6             9.3            90%

Testred         HRT                      5.2             7.9            93%

CES             HRT                      5.7             5.3            41%
                                   ---------        --------       --------

                                       119.5           164.2            82%

Percentage of Total Revenue             48%             54%



                                                      *Excluding Biomedicals

ICN NORTH AMERICA
-----------------------------------------------------------------------------




MARKET LEADERSHIP IN PHYSICIAN SKIN CARE

DEMOGRAPHICS DRIVE DEMAND
-----------------------------------------------------------------------------


o  78 million Americans between 35-54


o  22 million women with household
   income of $56,000


o  Seek non-invasive products that will                 [GRAPHIC OMITTED]
   treat and prevent aging with minimal
   downtime


o  Growing importance of AK therapy
   as risk of skin cancer increases

SKIN CARE STRATEGY
-----------------------------------------------------------------------------

[GRAPHIC OMITTED]




DERMATOLOGY     ---  Rx

DERMATOLOGY     ---  Physician
                     Dispensed

DERMATOLOGY     ---  Aesthetic
                     Elective

BROAD SKIN AGING PORTFOLIO
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

GLYQUIN TRx MARKET SHARE
-----------------------------------------------------------------------------

52 WEEK TREND

[GRAPHIC OMITTED]


Source:  IMS Health National Prescription Audit

WRINKLE REDUCTION PROCEDURE MARKET
-----------------------------------------------------------------------------

Number of Procedures (000s)


                           1997     1998    1999     2000      2001
                         -------- -------- ------- --------  --------

BOTOX                        65      180     498     1,097     1,600

ABLATIVE RESURFACING         64      283    1,262    1,358     2,399

COLLAGEN                    347      406      475      592     1,099

NONABLATIVE LASER            --       --       --       50       150

                        -------   ------   ------   ------    ------

TOTAL                       476      869    2,235    3,097     5,248
                        =======   ======   ======   ======    ======


Sources:  ASAPS, ICN Estimate

GROWTH DRIVERS
-----------------------------------------------------------------------------

NLITE
Laser Collagen Replenishment

                                o  GROWTH OF NON ABLATIVE
                                   PROCEDURES

                                o  CONTINUED PHYSICIAN ADOPTION FOR
                                   NON-ABLATIVE LASERS

[GRAPHIC OMITTED]               o  COMBINATION THERAPY WITH
                                   BOTULINUM TOXIN FOR WRINKLES DUE
                                   TO COLLAGEN DEFICIENCY

                                o  MULTI APPLICATION SYSTEM

                                   -  FDA approved: wrinkles

                                   -  Current studies: acne scars,
                                      vascular, active acne

                                o  CONSUMER MARKETING

                                   -  Drive patients directly to physicians

PHYSICIAN DIRECT
-----------------------------------------------------------------------------


o  DISTRICT OFFICES - AESTHETIC ACCOUNT MANAGEMENT

[] AREAS SERVED
                                                          2000     2001
                                                        (ACTUAL) (ACTUAL)
                                                        -------- --------

                              PROCEDURES PER MONTH         NA      4200
                              STATES SERVED                47       50
                              --------------------      -------- --------

[GRAPHIC OMITTED]             DOCTORS SERVED
                              PLASTIC SURGEONS            687      1,400
                              Dermatologists              518      2,977
                                                          ---      -----
                                                        1,105      4,377
                              OBGYN                        NA      1,055
                              Podiatrists                  NA          0
                                                           --          -
                                                        1,105      1,105
                                                        -----      -----
                              TOTAL                     2,720      5,432

R&D PIPELINE
-----------------------------------------------------------------------------

                        PHOTOTHERAPY  NEW INDICATION PIPELINE
-----------------------------------------------------------------------------


                     DISCOVERY   PRECLINICAL  CLINICAL  SUBMISSION  CLEARANCE
PHOTOTHERAPY
------------

PERIOCULAR WRINKLE

GENERAL WRINKLE
                                [BAR GRAPH OMITTED]
VASCULAR

ACNE SCAR

STRIAE

ACNE

ICN INTERNATIONAL PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

ICN LATIN AMERICA PIPELINE
-----------------------------------------------------------------------------

                              [GRAPH OMITTED]

THE VISION
-----------------------------------------------------------------------------


o  Concentrate in the fast growing skin aging market

o  Cross sell Rx, light and cosmetic products.

o Invest in product development, clinical proof and line extensions.

o  Accelerate consumer advertising.

o Licensing, product and corporate acquisition consistent with the growth strategy.

[Logo-ICN]              ICN PHARMACEUTICALS, INC.
                                 MAY 2002